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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 5, 1998


                                     0-27352
                            (Commission File Number)

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                                 HYBRIDON, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                            3072298
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  (State of Incorporation)                               (IRS Employer
                                                      Identification Number)

               620 Memorial Drive, Cambridge, Massachusetts 02139
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              (Address of registrant's principal executive office)

                                 (617) 528-7000
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                         (Registrant's telephone number)

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


ITEM 5. OTHER EVENTS

         On May 6, 1998 Hybridon, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


        Exhibit No.                       Title
        -----------                       -----

        99.1                       Press Release Dated May 6, 1998


ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        On May 5, 1998, (the "Closing Date"), the Company closed a private placement (the "Offering") of approximately 3.2 million shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), sold at $2.00 per share, and warrants (the "Equity Warrants") to purchase Common Stock, for aggregate gross proceeds of approximately $6.3 miliion. The securities sold in the Offering (the "Offering Securities") were issued in offshore transactions pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The purchasers of the Offering Securities were "accredited investors" (as defined in Regulation D promulgated under the Securities Act).

        The Equity Warrants are convertible into the amount of shares of Common Stock equal to 25% of the number of shares of Common Stock purchased in the Offering, and are exercisable at $2.40 per share for a period of five years commencing on the Closing Date. The Equity Warrants are not subject to a call provision.

        In addition,  on May 5, 1998, the Company closed a private  placement of
(i) approximately 3.6 million shares of Common Stock and warrants to purchase Common Stock and (ii) approximately 114,300 shares of Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), sold at $70 per share, and warrants to purchase Common Stock, to accredited investors pursuant to Section 4(2) of the Securities Act. Furthermore, by press release dated May 6, 1998, the Company announced that approximately $48.6 million principal amount of its 9% Convertible Subordinated Notes due 2004 (the "9% Notes") had been tendered to the Company to be exchanged for shares of Series A Preferred Stock and warrants to purchase Common Stock pursuant to the Company's exchange offer, leaving only approximately $1.4 million principal amount of 9% Notes outstanding. Finally, by press release dated May 6, 1998, the Company announced that all of the recent purchasers of its Units (the "Units") consisting of 14% Notes due 2007 and Common Stock warrants had agreed to exchange such Units for Common Stock (priced at $2.00 per share) and warrants to purchase Common Stock.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 HYBRIDON, INC.

                                 By:   /s/ E. ANDREWS GRINSTEAD, III
                                       ---------------------------------
                                       Name:   E. Andrews Grinstead, III
                                       Title:  Chairman of the Board,
                                               President and Chief
                                               Executive Officer

                                 Date:  May 8, 1998